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                                                                   EXHIBIT 10.12


                                                        [ADMINISTAFF LETTERHEAD]


                                November 17, 1998


American Express Teavel Related Services, Inc.
3 World Financial Center
AMEX Tower
New York, New York 10285
Attn: General Counsel's Office

         Re: First Amendment to the Marketing Agreement dated as of March 10, 1998 by and between American Express Travel Related Services Company, Inc., Administaff, Inc., Administaff Companies, Inc. and Administaff of Texas, Inc.

Dear Ladies and Gentlemen:

         Reference is made hereby to the Marketing Agreement (the "Marketing Agreement") dated as of March 10, 1998 by and between American Express Travel Related Services, Inc. ("Amex"), Administaff, Inc. ("ASF DE"), Administaff Companies, Inc. ("ASF COMP") and Administaff of Texas, Inc. ("ASF TX" and together with ASF DE and ASF COMP, collectively referred to herein as "ASF"). By execution and delivery of this agreement (the "First Amendment"), the parties are effecting an amendment to the Marketing Agreement on the terms set forth herein. Capitalized terms used herein, but not defined, will have the meanings assigned to such terms in the Marketing Agreement.

         This First Amendment sets forth the understandings of the parties with respect to the matters set forth below:

         1. The term "Fifteen Month Period," as defined in Section 1 to the Marketing Agreement, is deleted:

         2. Section 7(a)(1) is hereby amended to read as follows:

         ***





*** Confidential treatment requested; Omitted portions filed separately with the Commission.




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American Express Travel Related Services Company, Inc.
November 17, 1998
Page 2



         ***

         3. This First Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original but all of which shall together constitute one and the same instrument.

         4. Except as modified by this First Amendment, the Marketing Agreement shall continue in full force and effect. The Marketing Agreement and this First Amendment shall be read, taken and construed as one and the same instrument.

         5. This First Amendment constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior contemporaneous oral or written understanding or agreements among the parties which relate to the subject matter hereof.

         6. This First Amendment shall be binding upon and shall inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.





*** Confidential treatment requested; Omitted portions filed separately with the Commission.



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American Express Travel Related Services Company, Inc.
November 17, 1998
Page 3



         7. Upon the execution and delivery of this First Amendment by the parties hereto, this First Amendment shall be and become a binding agreement among the parties hereto.

                              Very truly yours,


                              Administaff, Inc.

                              By:         /s/ PAUL J. SARVADI
                                        ----------------------------------------
                              Name:     Paul J. Sarvadi
                              Title:    President and Chief Executive Officer


                              Administaff of Texas, Inc.

                              By:         /s/ PAUL J. SARVADI
                                        ----------------------------------------
                              Name:     Paul J. Sarvadi
                              Title:    President and Chief Executive Officer


                              Administaff Companies, Inc.

                              By:         /s/ PAUL J. SARVADI
                                        ----------------------------------------
                              Name:     Paul J. Sarvadi
                              Title:    President and Chief Executive Officer



Accepted and agreed to:

American Express Travel Related Services Company, Inc.

By:            /s/ ANNE BUSQUET
        ----------------------------------------
Name:      Anne Busquet
Title:     President AERS